© Atkore Second Quarter 2023 Earnings Presentation and Business Update May 9, 2023

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Solid Results in Q2 2023 1. See non-GAAP reconciliation in appendix. 455.7 639.5 982.6 833.8 895.9 Q2 2023 Q2 2020 Q2 2021 Q2 2022 Q1 2023 +7.4% 39.2 124.9 233.5 173.5 174.2 Q2 2020 Q1 2023 Q2 2023 Q2 2021 Q2 2022 +0.4% 87.0 193.4 346.2 263.8 276.0 Q2 2020 Q2 2021 Q2 2022 Q1 2023 Q2 2023 +4.6% 0.99 2.79 5.39 4.61 4.87 Q1 2023 Q2 2022 Q2 2020 Q2 2021 Q2 2023 +5.6% Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 0.80 2.58 5.08 4.20 4.31 Q1 2023 Q2 2021 Q2 2022 Q2 2020 Q2 2023 +2.6% Diluted EPS $/share Q2 volume growth of 4%; continue to expect mid single digit percentage volume growth for FY 2023 Pricing continues to normalize; margin impact slightly better than expectations Year to date operating cash flow up 150% versus prior year Repurchased $119M in stock in Q2 2023, and have repurchased over $371M in FY 2023 YTD including repurchases completed in Q3; approximately $428M in remaining stock repurchase authorization Increasing Full Year 2023 Outlook for Adjusted EBITDA and Adjusted EPS; outlook supported by our resilient business model and the transformational business actions that we’ve completed since becoming public Business Update

4© Atkore Q2 Income Statement Summary 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales ($’s in millions) Q2 2023 Q2 2022 Y/Y Change Y/Y % Change Net Sales $895.9 $982.6 ($86.6) (8.8%) Operating Income $239.9 $318.8 ($78.9) (24.7%) Net Income $174.2 $233.5 ($59.3) (25.4%) Adjusted EBITDA1 $276.0 $346.2 ($70.1) (20.3%) Adjusted EBITDA Margin2 30.8% 35.2% (440 bps) - Net Income per Share (Diluted) $4.31 $5.08 ($0.77) (15.2%) Adjusted Diluted EPS1 $4.87 $5.39 ($0.52) (9.6%)

5© Atkore Consolidated Atkore Bridges 1. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge1 Net Sales BridgeQ2 2023 $41 $169 $50 $983M Volume/Mix M&A2022 Price $9 F/X / Other 2023 $896M $8 $169 $113 $10 $276M 2022 Volume/Mix Cost ChangesPrice M&A $16 Productivity / Investment / F/X / Other 2023 $346M Net Sales % Change $5.39 $4.87 $1.28 $0.11 $0.04 $0.57 $0.04 2022 Quarterly Results M&A F/X / Interest / Tax Rate Share Count Solar Credit 2023 Adjusted Diluted EPS Bridge1 Volume/Mix +4.2% Price (17.1%) Acquisitions +5.0% F/X / Other (0.9%) Total (8.8%)

6© Atkore Segment Results $5 $115 $48 $7 2022 M&APriceVolume/Mix F/X / Other 2023 $681M $760M Q2 Net Sales Bridge $46 $54 $2 $3 M&A2022 F/X / OtherVolume/Mix Price 2023 $224M $215M Q2 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q2 2023 Q2 2022 Y/Y Change Net Sales $681.0 $759.9 (10.4%) Adjusted EBITDA $256.9 $331.0 (22.4%) Adjusted EBITDA Margin 37.7% 43.6% (590 bps) ($’s in millions) Q2 2023 Q2 2022 Y/Y Change Net Sales $215.1 $224.3 (4.1%) Adjusted EBITDA $33.2 $28.9 14.8% Adjusted EBITDA Margin 15.4% 12.9% +250 bps

7© Atkore Cash Flow from Operating Activities FY23 YTD Cash Bridge Cash Flow Summary $389M $354M $403M $73M $83M $269M $13M FY22 YE Cash Balance Cash Flow From Operating Activities M&ACapital Expenditures Stock Repurchases Net Other Uses of Cash FY23 YTD Cash Balance $161M $403M FY22 YTD FY23 YTD +150% 37% 116% Cash flow from Operating Activities as % of Net Income

8© Atkore Executing Our Conduits of Growth Funnel of targets remains robust Maintaining disciplined approach to valuation Atkore is well positioned as a buyer given the strength of our balance sheet Strong growth in solar related products in Q2 Capital investment projects in Dallas facility progressing well Expanding product and service offering capabilities globally to support large mega-projects Product Vitality Index reached 9% of Net Sales in Q2 2023 MC Glide Luminary LITETM and TUFFTM Won “Product of the Year” from EC&M M&A Pipeline Category Expansion Initiatives Focused Product Category Growth & Innovation

Updated FY2023 Outlook

Outlook Summary

Outlook Items for Consolidated Atkore	Q3 2023 Outlook	FY2023 Outlook	Notes / Updates to FY2023 Outlook
Net Sales	Down 10% – 15% vs. PY	Down 5% – 10% vs. PY	
Adjusted EBITDA[1]	$240M – $260M	$1,015M – $1,065M	Midpoint increased to $1,040M
Adjusted Diluted EPS[1]	$3.95 – $4.35	$17.45 – $18.35	Midpoint increased to $17.90
Interest Expense		~$39M – $43M	Midpoint decreased to $41M
Tax Rate		~24% – 26%	
Capital Expenditures		~$200M	
Stock Repurchases		≥$400M	Increased by $50M
Diluted Shares Outstanding[2]		~39.5M	Reduced to ~39.5M

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2023 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.
2. Represents weighted-average shares outstanding used in calculation of Adjusted EPS outlook.

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10© Atkore Appendix

11© Atkore Segment Information Three months ended March 31, 2023 March 25, 2022 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 680,965 $ 256,883 37.7% $ 759,877 $ 330,970 43.6 % Safety & Infrastructure 215,054 33,194 15.4% 224,285 28,917 12.9 % Eliminations (85) (1,589) Consolidated operations $ 895,934 $ 982,573

12© Atkore Adjusted Diluted EPS Reconciliation Consolidated Atkore Inc. Three months ended (in thousands, except per share data) March 31, 2023 December 30, 2022 March 25, 2022 March 26, 2021 March 27, 2020 Net income $ 174,194 $ 173,492 $ 233,477 $ 124,933 $ 39,193 Stock-based compensation 6,863 5,270 6,128 4,868 4,523 Intangible asset amortization 14,790 12,796 8,701 8,096 8,071 Other (a) 4,276 99 (494) (2,855) (1,503) Pre-tax adjustments to net income 25,929 18,165 14,335 10,109 11,091 Tax effect (6,482) (4,541) (3,584) (2,527) (2,773) Adjusted net income $ 193,641 $ 187,116 $ 244,228 $ 132,515 $ 47,511 Weighted-Average Diluted Common Shares Outstanding 39,749 40,613 45,280 47,547 48,095 Net income per diluted share $ 4.31 $ 4.20 $ 5.08 $ 2.58 $ 0.80 Adjusted net income per diluted share $ 4.87 $ 4.61 $ 5.39 $ 2.79 $ 0.99 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed May 9, 2023 for additional information.), release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives. (Adjusted Net Income Per Diluted Share)

13© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) March 31, 2023 December 30, 2022 March 25, 2022 March 26, 2021 March 27, 2020 Net income $ 174,194 $ 173,492 $ 233,477 $ 124,933 $ 39,193 Interest expense, net 8,475 9,488 7,514 8,416 10,564 Income tax expense 53,364 48,559 78,613 38,304 13,100 Depreciation and amortization 28,598 25,967 19,994 19,265 18,478 Stock-based compensation 6,863 5,270 6,128 4,868 4,523 Other (a) 4,547 1,069 440 (2,421) 1,148 Adjusted EBITDA $ 276,041 $ 263,845 $ 346,166 $ 193,365 $ 87,006 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed May 9, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

14© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. TTM Three months ended (in thousands) March 31, 2023 March 31, 2023 December 30, 2022 September 30, 2022 June 24, 2022 Net income $ 822,801 $ 174,194 $ 173,492 $ 220,802 $ 254,313 Interest expense, net 34,206 8,475 9,488 9,000 7,243 Income tax expense 256,521 53,364 48,559 66,557 88,041 Depreciation and amortization 98,940 28,598 25,967 23,947 20,428 Stock-based compensation 19,823 6,863 5,270 3,065 4,625 Other (a) 10,210 4,547 1,069 1,714 2,880 Adjusted EBITDA $ 1,242,501 $ 276,041 $ 263,845 $ 325,085 $ 377,530 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed May 9, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

15© Atkore Net Debt to Total Debt Consolidated Atkore Inc. (in thousands) March 31, 2023 December 30, 2022 September 30, 2022 June 24, 2022 March 25, 2022 December 24, 2021 Long-term debt 761,612 761,074 760,537 759,999 759,461 758,924 Total debt 761,612 761,074 760,537 759,999 759,461 758,924 Less cash and cash equivalents 354,342 307,827 $ 388,751 186,650 390,399 498,959 Net debt $ 407,270 $ 453,247 $ 371,786 $ 573,349 $ 369,062 $ 259,965

16© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Six months ended (in thousands) March 31, 2023 March 25, 2022 Net cash provided by operating activities $ 403,396 $ 161,159 Capital expenditures (72,690) (25,343) Free Cash Flow: $ 330,706 $ 135,816

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